Exhibit 99.1
SUPPLEMENTAL ANALYST PACKAGE 4Q2005 Earnings Conference Call 1/24/2006 City of Hamburg AMB Port of Hamburg 5 AMB Port of Hamburg 3 AMB Port of Hamburg 2 AMB Port of Hamburg 1

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call TABLE OF CONTENTS Financial Highlights. 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations. 3 Consolidated Statements of Funds from Operations. 4 Adjusted EBITDA and Coverage Ratios. 5 Supplemental Cash Flow Information. 6 Industrial Operating and Leasing Statistics. 7 Industrial Market Operating Statistics 8 Industrial Portfolio Overview 9 Unconsolidated Industrial Portfolio Overview. 10 Industrial Lease Expirations. 11 Top 25 Customers 12 Historical Industrial Operating and Leasing Statistics 13 Acquisitions 14 Operating Property Dispositions 15 Private Capital Joint Venture Activity 16 New Development & Renovation Projects 17 Development & Renovation Projects in Process 18 Stabilized Development & Renovation Projects 20 Development Projects Available for Sale or Contribution and Sold or Contributed Projects 21 Capitalization Summary 22 Co-Investment Consolidated Joint Ventures. 23 Other Consolidated Joint Ventures 24 Unconsolidated Joint Ventures, Mortgage Investments and Other Investments. 25 Reporting Definitions 26 Supplemental Financial Measures Disclosures. 27 AMB Property Corporation Contacts. 28 Cover: AMB entered the Hamburg market with the acquisition of three existing facilities and one development project totaling 801,825 square feet. Hamburg is Europe’s second largest seaport, largest rail container-handling center and is served by a high-quality motorway network. i

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

FINANCIAL HIGHLIGHTS

(dollars in thousands, except share data)

	Quarters Ended December 31,			Years Ended December 31,		
	2005	Change	2004	2005	Change	2004
Operating Data						
Revenues	$ 200,348	28.1%	$ 156,353	$ 676,149	14.1%	$ 592,429
Adjusted EBITDA [1]	192,852	49.4%	129,121	584,134	19.1%	490,630
Net income available to common stockholders	139,144	147.8%	56,152	250,419	111.6%	118,340
FFO [2]	107,743	91.4%	56,285	254,363	22.7%	207,314
Per diluted share and unit:						
EPS	$ 1.56	140.0%	$ 0.65	$ 2.85	105.0%	$ 1.39
FFO [2]	1.15	85.5%	0.62	2.75	19.6%	2.30
Dividends per common share	0.44	3.5%	0.425	1.76	3.5%	1.70
Ratios						
Interest coverage [1]	4.3 x		3.2 x	3.4 x		3.0 x
Fixed charge coverage [1]	3.3 x		2.4 x	2.6 x		2.3 x
FFO payout	38%		69%	64%		74%

	As of				
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Capitalization					
AMB's share of total debt [3]	$ 2,601,878	$ 2,641,073	$ 2,573,040	$ 2,527,494	$ 2,395,046
Preferred equity	467,325	392,325	392,325	392,325	392,325
Market equity	4,435,696	4,035,177	3,862,441	3,338,920	3,554,108
Total capitalization	$ 7,504,899	$ 7,068,575	$ 6,827,806	$ 6,258,739	$ 6,341,479
Ratios					
AMB's share of total debt-to-AMB's share of total book capitalization [3,4]	53.3%	55.8%	55.4%	55.1%	54.0%
AMB's share of total debt-to-AMB's share of total market capitalization [3,5]	34.7%	37.4%	37.7%	40.4%	37.8%
Total common shares and units outstanding	90,211,430	89,870,295	88,934,860	88,683,130	87,994,744

(1) See the footnotes to the Adjusted EBITDA and Coverage Ratios.
(2) See the footnotes to the Consolidated Statements of Funds from Operations.
(3) See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool.
(4) See Reporting Definitions for definition of "AMB's share of total debt-to-AMB's share of total book capitalization."
(5) See Reporting Definition for definition of "AMB's share of total debt-to-AMB's share of total market capitalization."

1

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

CONSOLIDATED BALANCE SHEETS

(dollars in thousands)

	As of				
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Assets					
Investments in real estate:					
Total investments in properties	$ 6,798,294	$ 6,898,824	$ 6,680,432	$ 6,608,737	$ 6,526,144
Accumulated depreciation	(697,388)	(721,892)	(683,679)	(652,085)	(615,646)
Net investments in properties	6,100,906	6,176,932	5,996,753	5,956,652	5,910,498
Investments in unconsolidated joint ventures	118,653	115,624	121,000	105,127	55,166
Properties held for contribution, net	32,755	80,245	-	-	-
Properties held for divestiture, net	17,936	45,742	75,472	49,455	87,340
Net investments in real estate	6,270,250	6,418,543	6,193,225	6,111,234	6,053,004
Cash and cash equivalents	267,233	162,437	169,471	215,068	146,593
Mortgages and loans receivable	21,621	21,652	21,682	21,710	13,738
Accounts receivable, net	178,682	158,000	173,360	135,768	109,028
Other assets	64,953	75,605	66,633	71,304	64,580
Total assets	$ 6,802,739	$ 6,836,237	$ 6,624,371	$ 6,555,084	$ 6,386,943
Liabilities and Stockholders' Equity					
Secured debt	$ 1,912,526	$ 2,051,480	$ 1,843,861	$ 1,915,702	$ 1,892,524
Unsecured senior debt securities	975,000	1,003,940	1,003,940	1,003,940	1,003,940
Unsecured debt	23,963	24,175	8,710	8,869	9,028
Unsecured credit facilities	490,072	472,291	549,397	422,616	351,699
Accounts payable and other liabilities	263,744	262,425	242,944	258,159	262,286
Total liabilities	3,665,305	3,814,311	3,648,852	3,609,286	3,519,477
Minority interests:					
Joint venture partners	853,643	933,262	906,527	884,188	828,622
Preferred unitholders	278,378	278,378	278,378	278,378	278,378
Limited partnership unitholders	89,114	86,719	89,601	89,377	89,326
Total minority interests	1,221,135	1,298,359	1,274,506	1,251,943	1,196,326
Stockholders' equity:					
Common equity	1,740,751	1,620,363	1,597,809	1,590,651	1,567,936
Preferred equity	175,548	103,204	103,204	103,204	103,204
Total stockholders' equity	1,916,299	1,723,567	1,701,013	1,693,855	1,671,140
Total liabilities and stockholders' equity	$ 6,802,739	$ 6,836,237	$ 6,624,371	$ 6,555,084	$ 6,386,943

2

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except share data)

	For the Quarters Ended December 31,		For the Years Ended December 31,	
	2005	2004	2005	2004
Revenues				
Rental revenues	$ 168,926	$ 151,535	$ 632,207	$ 579,534
Private capital income [1]	31,422	4,818	43,942	12,895
Total revenues	200,348	156,353	676,149	592,429
Costs and expenses				
Property operating costs	(43,321)	(38,238)	(163,208)	(148,258)
Depreciation and amortization	(43,557)	(38,782)	(165,438)	(141,120)
General and administrative	(20,343)	(13,961)	(77,409)	(58,843)
Fund costs	(409)	(1,004)	(1,482)	(1,741)
Total costs and expenses	(107,630)	(91,985)	(407,537)	(349,962)
Operating income	92,718	64,368	268,612	242,467
Other income and expenses				
Equity in earnings of unconsolidated joint ventures	811	525	10,770	3,781
Other income and expenses, net	3,342	509	6,499	3,758
Gains from dispositions of real estate, net	176	5,219	19,099	5,219
Development profits, net of taxes	34,489	3,772	54,811	8,528
Interest expense, including amortization	(38,445)	(36,176)	(149,492)	(144,882)
Total other income and expenses	373	(26,151)	(58,313)	(123,596)
Income before minority interests and discontinued operations	93,091	38,217	210,299	118,871
Minority interests' share of income:				
Joint venture partners' share of income	(9,349)	(7,774)	(36,398)	(29,544)
Joint venture partners' share of development profits	(3,366)	(64)	(13,492)	(958)
Preferred unitholders	(5,369)	(5,395)	(21,473)	(20,161)
Limited partnership unitholders	(2,054)	(799)	(3,681)	(2,615)
Total minority interests' share of income	(20,138)	(14,032)	(75,044)	(53,278)
Income from continuing operations	72,953	24,185	135,255	65,593
Discontinued operations:				
Income attributable to discontinued operations, net of minority interests	2,413	4,069	8,999	17,873
Gain from disposition of real estate, net of minority interests	65,817	29,680	113,553	42,005
Total discontinued operations	68,230	33,749	122,552	59,878
Net income	141,183	57,934	257,807	125,471
Preferred stock dividends	(2,039)	(1,782)	(7,388)	(7,131)
Net income available to common stockholders	$ 139,144	$ 56,152	$ 250,419	$ 118,340
Net income per common share (diluted)	$ 1.56	$ 0.65	$ 2.85	$ 1.39
Weighted average common shares (diluted)	88,981,657	86,263,305	87,873,399	85,368,626

(1) Includes incentive distributions for 2005 of $26.4 million which is net of $2.7 million which has been deferred.

3

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS [1]

(dollars in thousands, except share data)

	For the Quarters Ended December 31, 2005	For the Quarters Ended December 31, 2004	For the Years Ended December 31, 2005	For the Years Ended December 31, 2004
Net income	$ 141,183	$ 57,934	$ 257,807	$ 125,471
Gains from disposition of real estate, net of minority interests [2]	(65,993)	(34,899)	(132,652)	(47,224)
Depreciation and amortization:				
Total depreciation and amortization	43,557	38,782	165,438	141,120
Discontinued operations' depreciation	2,985	5,837	14,866	26,230
Non-real estate depreciation	(949)	(363)	(3,388)	(871)
Adjustments to derive FFO from consolidated JVs:				
Joint venture partners' minority interests (Net income)	9,349	7,774	36,398	29,544
Limited partnership unitholders' minority interests (Net income)	2,054	799	3,681	2,615
Limited partnership unitholders' minority interests (Development profits)	1,704	213	2,262	435
Discontinued operations' minority interests (Net income)	1,711	3,075	8,502	13,549
FFO attributable to minority interests	(27,641)	(22,020)	(100,275)	(80,192)
Adjustments to derive FFO from unconsolidated JVs:				
AMB's share of net income	(811)	(525)	(10,770)	(3,781)
AMB's share of FFO	2,633	1,460	14,441	7,549
AMB's share of development profits, net of taxes	-	-	5,441	-
Preferred stock dividends	(2,039)	(1,782)	(7,388)	(7,131)
Funds from operations	$ 107,743	$ 56,285	$ 254,363	$ 207,314
FFO per common share and unit (diluted)	$ 1.15	$ 0.62	$ 2.75	$ 2.30
Weighted average common shares and units (diluted)	93,422,964	91,003,313	92,508,725	90,120,250

(1) See Supplemental Financial Measures Disclosures for a discussion of why management believes FFO is a useful supplemental measure of operating performance, of ways in which investors might use FFO when assessing AMB's financial performance, and of FFO's limitations as a measurement tool.

(2) 2005 includes accumulated depreciation re-capture of approximately $1.1 million associated with the sale of the Interstate Crossdock redevelopment project.

4

AMB AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

ADJUSTED EBITDA [1] AND COVERAGE RATIOS

(dollars in thousands)

	For the Quarters Ended December 31,		For the Years Ended December 31,	
	2005	2004	2005	2004
Net income	$ 141,183	$ 57,934	$ 257,807	$ 125,471
Depreciation and amortization	43,557	38,782	165,438	141,120
Stock-based compensation amortization	2,673	2,501	12,296	10,444
Adjustments to derive adjusted EBITDA from unconsolidated JVs:				
AMB's share of net income	(811)	(525)	(10,770)	(3,781)
AMB's share of FFO [2]	2,633	1,460	14,441	7,549
AMB's share of interest expense	2,833	953	9,021	3,927
AMB's share of development profits, net of taxes	-	-	5,441	-
Interest expense, including amortization	38,445	36,176	149,492	144,882
Total minority interests' share of income	20,138	14,032	75,044	53,278
Total discontinued operations, including gains	(68,406)	(38,968)	(141,651)	(65,097)
Discontinued operations' adjusted EBITDA	10,607	16,776	47,575	72,837
Adjusted EBITDA	$ 192,852	$ 129,121	$ 584,134	$ 490,630
Interest				
Interest expense, including amortization - continuing operations	$ 38,445	$ 36,176	$ 149,492	$ 144,882
Interest expense, including amortization - discontinued operations	3,498	3,795	15,208	15,185
AMB's share of interest expense from unconsolidated JVs	2,833	953	9,021	3,927
Total interest	$ 44,776	$ 40,924	$ 173,721	$ 163,994
Interest coverage [3]	4.3 x	3.2 x	3.4 x	3.0 x
Fixed charge				
Interest expense, including amortization - continuing operations	$ 38,445	$ 36,176	$ 149,492	$ 144,882
Amortization of financing costs and debt premiums - continuing operations	(1,643)	(688)	(4,172)	(1,433)
Interest expense, including amortization - discontinued operations	3,498	3,795	15,208	15,185
Amortization of financing costs and debt premiums - discontinued operations	(122)	(120)	(482)	988
AMB's share of interest expense from unconsolidated JVs	2,833	953	9,021	3,927
Capitalized interest	7,575	6,875	29,503	18,687
Preferred unit distributions	5,369	5,395	21,473	20,161
Preferred stock dividends	2,039	1,782	7,388	7,131
Total fixed charge	$ 57,994	$ 54,168	$ 227,431	$ 209,528
Fixed charge coverage [4]	3.3 x	2.4 x	2.6 x	2.3 x

(1) See Supplemental Financial Measures Disclosures for a discussion of why management believes adjusted EBITDA is a useful supplemental measure of operating performance and liquidity, of ways in which investors might use adjusted EBITDA when assessing AMB's financial performance, and of adjusted EBITDA's limitations as a measurement tool.
(2) See Supplemental Financial Measures Disclosures for a discussion of why management believes FFO is a useful supplemental measure of operating performance, of ways in which investors might use FFO when assessing AMB's financial performance, and of FFO's limitations as a measurement tool.
(3) See Reporting Definitions for interest coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes interest coverage is a useful supplemental measure of liquidity.
(4) See Reporting Definitions for fixed charge coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes fixed charge coverage is a useful supplemental measure of liquidity.

5

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call SUPPLEMENTAL CASH FLOW INFORMATION (dollars in thousands) For the Quarters Ended For the Years Ended December 31, December 31, 2005 2004 2005 2004 Supplemental Information: Straight-line rents and amortization of lease intangibles $4,273 $4,320 $19,523 $16,281 AMB’s share of straight-line rents and amortization of lease intangibles $3,681 $2,530 $13,490 $11,107 Gross lease termination fees $3,897 $2,353 $5,269 $11,428 Net lease termination fees (1) $3,646 $2,127 $4,912 $10,221 AMB’s share of net lease termination fees $906 $1,623 $2,167 $7,099 AMB’s share of unconsolidated JV’s NOI (2) $7,193 $2,204 $26,197 $10,859 JV Partners’ share of cash basis NOI (2) $43,149 $34,824 $156,392 $123,881 Discontinued operations’ NOI — Held for Sale (2) $187 $154 $655 $759 Discontinued operations’ NOI — Sold (2) $10,520 $16,474 $46,939 $71,941 Stock-based compensation amortization $2,673 $2,501 $12,296 $10,444 Capitalized interest $7,575 $6,875 $29,503 $18,687 Recurring capital expenditures: Tenant improvements $6,382 $9,464 $22,443 $26,728 Lease commissions and other lease costs 5,119 6,848 20,957 24,247 Building improvements 9,270 8,659 28,050 20,756 Sub-total 20,771 24,971 71,450 71,731 JV Partners’ share of capital expenditures (4,394) (6,438) (17,351) (18,059) AMB’s share of recurring capital expenditures $16,377 $18,533 $54,099 $53,672 (1) Net lease termination fees are defined as gross lease termination fees less the associated straight-line rent balance. (2) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. 6

AMB Property Corporation

SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

CONSOLIDATED INDUSTRIAL OPERATING AND LEASING STATISTICS

(dollars in thousands, except per square foot amounts)

Operating Portfolio [1]	Quarter	Year-to-Date
Square feet owned at December 31, 2005 [3]	87,772,104	87,772,104
Occupancy percentage at December 31, 2005	95.8%	95.8%
Weighted average lease terms:		
Original	6.1 years	6.1 years
Remaining	3.3 years	3.3 years
Tenant retention	66.1%	64.2%
Same Space Leasing Activity: [4]		
Rent increases (decreases) on renewals and rollovers	(4.3%)	(9.7%)
Same space square footage commencing (millions)	3.8	13.6
2nd Generation Leasing Activity:		
TIs and LCs per square foot:		
Retained	$ 1.26	$ 1.60
Re-tenanted	2.76	3.03
Weighted average	$ 2.16	$ 2.34
Square footage commencing (millions)	5.3	18.5

Same Store Pool [2]	Quarter	Year-to-Date
Square feet in same store pool at December 31, 2005	72,452,609	72,452,609
% of total consolidated industrial square feet	82.5%	82.5%
Occupancy percentage at period end:		
December 31, 2005	95.6%	95.6%
December 31, 2004	95.2%	95.2%
Tenant retention	60.8%	63.7%
Rent increases (decreases) on renewals and rollovers	(4.6%)	(9.8%)
Same space square footage commencing (millions)	3.4	13.0
Cash basis NOI % change: [5]		
Revenues	4.1%	0.0%
Expenses	0.9%	(0.2%)
NOI [5]	5.2%	0.1%
NOI without lease termination fees [5]	3.5%	0.9%

(1) Includes all consolidated industrial operating properties and excludes industrial development and renovation projects. Excludes retail and other properties' square feet of 0.3 million with occupancy of 98.7% and annualized base rent of $1.7 million.
(2) The same store pool excludes properties purchased and developments stabilized after December 31, 2003. See Reporting Definitions.
(3) In addition to owned square feet as of December 31, 2005, the Company managed, but did not have an ownership interest in, approximately 0.4 million additional square feet of industrial and other properties. The Company also manages approximately 1.3 million square feet of industrial properties representing the IAT portfolio on behalf of the IAT Air Cargo Facilities Income Fund. The Company also has investments in 12.8 million square feet of industrial operating properties through its investments in unconsolidated joint ventures.
(4) Consists of second generation leases renewing or re-tenanting with current and prior lease terms greater than one year.
(5) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool.

7

AMB AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

CONSOLIDATED INDUSTRIAL MARKET OPERATING STATISTICS (1)
As of December 31, 2005

	Atlanta	Chicago	Dallas/ Ft. Worth	Los Angeles (2)	No. New Jersey/ New York	San Francisco Bay Area	Miami	Seattle	North American On-Tarmac (3)	Total U.S. Hub and Gateway Markets	Total Other Markets	Total/ Weighted Average
Number of buildings	45	99	35	135	117	118	49	50	34	682	194	876
Rentable square feet	4,416,190	9,770,876	3,515,054	13,104,346	9,370,830	11,147,409	5,015,247	6,952,127	2,674,136	65,966,215	21,805,889	87,772,104
% of total rentable square feet	4.9%	11.1%	4.0%	14.9%	10.7%	12.7%	5.7%	7.9%	3.0%	74.9%	25.1%	100.0%
Occupancy percentage	95.2%	94.5%	91.5%	98.6%	96.8%	95.9%	98.3%	95.6%	95.0%	96.2%	94.6%	95.8%
Annualized base rent (000's)	$18,473	$45,249	$12,311	$80,542	$67,212	$69,704	$36,207	$31,124	$45,296	$406,118	$121,194	$527,312
% of total annualized base rent	3.5%	8.6%	2.3%	15.3%	12.6%	13.2%	6.9%	5.9%	8.6%	76.9%	23.1%	100.0%
Number of leases	176	196	118	373	325	335	236	199	234	2,192	679	2,871
Annualized base rent per square foot	$4.39	$4.90	$3.83	$6.23	$7.41	$6.52	$7.34	$4.68	$17.83	$6.40	$5.87	$ 6.27
Lease expirations as a % of ABR: (4)												
2006	25.1%	28.7%	9.4%	19.5%	14.9%	9.8%	17.9%	17.2%	17.0%	17.4%	12.1%	16.2%
2007	12.7%	26.7%	14.1%	13.7%	13.2%	15.5%	20.1%	18.2%	7.9%	15.7%	13.0%	15.1%
2008	24.2%	10.9%	19.3%	23.7%	10.6%	16.6%	12.1%	13.7%	11.7%	15.7%	13.3%	15.2%
Weighted average lease terms:												
Original	5.1 years	4.5 years	5.8 years	6.0 years	6.8 years	5.6 years	5.4 years	6.0 years	8.6 years	5.8 years	6.9 years	6.1 years
Remaining	2.7 years	2.4 years	3.7 years	3.2 years	3.6 years	2.9 years	3.3 years	3.0 years	4.9 years	3.1 years	3.9 years	3.3 years
Tenant retention:												
Quarter	96.6%	97.5%	85.0%	21.8%	13.9%	62.2%	76.1%	26.0%	83.6%	68.1%	56.0%	66.1%
Year-to-date	89.3%	82.1%	62.2%	48.6%	41.3%	67.6%	68.4%	53.2%	80.7%	64.5%	63.1%	64.2%
Rent increases on renewals and rollovers:												
Quarter	(5.2%)	0.2%	(6.4%)	(4.0%)	(8.3%)	(14.6%)	(0.9%)	9.1%	6.7%	(3.9%)	(5.8%)	(4.3%)
Same space SF leased	426,728	733,877	271,284	316,071	270,250	449,978	329,653	147,427	126,674	3,071,942	769,692	3,841,634
Year-to-date	(3.0%)	0.7%	(6.0%)	1.6%	1.4%	(41.0%)	1.3%	(3.2%)	2.2%	(10.8%)	(4.3%)	(9.7%)
Same space SF leased	888,881	1,822,495	698,886	2,371,014	900,336	2,089,998	1,078,385	819,959	362,528	11,032,482	2,574,944	13,607,426
Same store cash basis NOI % change: (5)												
Quarter	3.9%	(18.4%)	(21.6%)	8.3%	41.3%	(2.8%)	21.0%	9.3%	12.1%	6.3%	1.2%	5.2%
Year-to-date	(3.5%)	(5.1%)	(2.4%)	3.5%	17.6%	(11.2%)	4.8%	7.0%	4.4%	0.6%	(1.9%)	0.1%
Sq. feet owned in same store pool (6)	3,843,330	7,104,452	3,374,894	11,510,097	6,517,164	10,587,804	4,236,006	6,117,008	2,556,891	55,847,646	16,604,963	72,452,609
AMB's pro rata share of square feet (7)	2,533,993	8,671,069	2,552,038	10,633,857	5,315,216	8,562,343	4,262,752	3,763,649	2,530,524	48,825,441	18,341,161	67,166,602
Total market square footage (8)	5,422,133	14,431,125	3,737,334	17,930,364	9,853,611	11,551,326	5,671,847	7,718,372	3,930,038	80,246,150	34,708,482	114,954,632

(1) Includes all industrial consolidated operating properties and excludes industrial development and renovation projects.
(2) The Company also has a 19.9 acre parking lot with 2,720 parking spaces and 12 billboard signs in the Los Angeles market immediately adjacent to LAX.
(3) Includes domestic on-tarmac cargo facilities at 14 airports.
(4) See Reporting Definitions.
(5) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool.
(6) Same-store pool at December 31, 2005, excludes properties or developments stabilized after December 31, 2003.
(7) Calculated as AMB's pro rata share of square feet on consolidated and unconsolidated operating properties.
(8) Total market square footage includes industrial and retail operating properties, development properties, unconsolidated properties (100% SF), and properties managed for third parties.

8

AMB PROPERTY CORPORATION
SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

CONSOLIDATED INDUSTRIAL PORTFOLIO OVERVIEW
As of December 31, 2005

	Number of Buildings	Rentable Square Feet	% of Total Rentable Square Feet	Occupancy Percentage	Annualized Base Rent (000's)	% of Total Annualized Base Rent	Number of Leases	Annualized Base Rent per Square Foot
Domestic Hub Markets	682	65,966,215	74.9 %	96.2 %	$ 406,118	76.9 %	2,192	$6.40
Other Markets								
Domestic Target Markets								
Austin	8	1,558,757	1.8	93.9	8,371	1.6	29	5.72
Baltimore/Washington DC	36	2,809,554	3.2	98.2	18,689	3.5	133	6.77
Boston	40	5,288,268	6.0	91.1	31,694	6.0	100	6.58
Minneapolis	29	3,707,692	4.2	98.0	15,912	3.0	136	4.38
Subtotal/Weighted Average	113	13,364,271	15.2	94.8	74,666	14.1	398	5.89
Domestic Non-Target Markets								
Charlotte	21	1,317,864	1.6	83.7	5,518	1.0	65	5.00
Columbus	1	240,000	0.3	100.0	720	0.1	3	3.00
Houston	1	410,000	0.5	100.0	2,531	0.5	1	6.17
Memphis	17	1,883,845	2.2	91.4	8,744	1.7	47	5.08
New Orleans	5	410,839	0.5	98.3	2,004	0.4	51	4.96
Orlando	16	1,424,748	1.7	96.4	6,250	1.2	75	4.55
San Diego	5	276,167	0.3	85.4	1,911	0.4	19	8.10
Subtotal/Weighted Average	66	5,963,463	7.1	92.0	27,678	5.3	261	5.04
International Target Markets [1]								
Amsterdam, Netherlands	5	476,972	0.5	100.0	4,608	0.9	5	9.66
Frankfurt, Germany	1	166,917	0.2	100.0	1,980	0.4	1	11.86
Hamburg, Germany	3	397,963	0.4	99.1	3,153	0.6	6	7.99
Lyon, France	1	262,491	0.3	100.0	1,452	0.3	2	5.53
Paris, France	4	1,022,063	1.2	100.0	7,125	1.4	4	6.97
Shanghai, China	1	151,749	0.2	100.0	532	0.1	2	3.51
Subtotal/Weighted Average	15	2,478,155	2.8	99.9	18,850	3.7	20	7.61
Total Other Markets	194	21,805,889	25.1	94.6	121,194	23.1	679	5.87
Total/Weighted Average	876	87,772,104	100.0 %	95.8 %	$ 527,312	100.0 %	2,871	$ 6.27

[1] Annualized base rent for leases denominated in foreign currencies is translated using the currency exchange rate at December 31, 2005.

9

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

UNCONSOLIDATED INDUSTRIAL PORTFOLIO OVERVIEW
As of December 31, 2005

	Number of Buildings	Rentable Square Feet	Occupancy Percentage	Annualized Base Rent (000's)	% of Total Annualized Base Rent	Annualized Base Rent per Square Foot
Domestic Hub Markets						
Atlanta	7	407,028	75.7 %	$ 1,719	2.9 %	$ 5.58
Chicago	36	4,046,721	84.0	15,024	25.1	4.42
Los Angeles	10	3,312,452	100.0	13,373	22.4	4.04
No. New Jersey/New York City	1	212,335	100.0	828	1.4	3.90
Subtotal/Weighted Average	54	7,978,536	90.6	30,944	51.8	4.28
Domestic Target Markets	6	474,172	100.0	1,928	3.2	4.07
Domestic Non-Target Markets	9	1,232,799	91.1	3,939	6.6	3.51
International Target Markets (1)						
Guadalajara, Mexico	6	931,873	98.1	4,838	8.1	5.29
Mexico City, Mexico	4	960,534	100.0	6,037	10.1	6.29
Tokyo, Japan	7	1,201,698	98.5	12,087	20.2	10.22
Subtotal/Weighted Average	17	3,094,105	98.8	22,962	38.4	7.51
Total/Weighted Average	86	12,779,612	93.0 %	$ 59,773	100.0 %	$ 5.03

COMBINED INDUSTRIAL PORTFOLIO SUMMARY (2)

	Number of Buildings	Rentable Square Feet	Occupancy Percentage	Annualized Base Rent (000's)	% of Total Annualized Base Rent	Annualized Base Rent per Square Foot
Domestic Hub Markets	736	73,944,751	95.6 %	$ 437,062	74.5 %	$ 6.18
Domestic Target	119	13,838,443	95.0	76,594	13.0	5.82
Domestic Non-Target	75	7,196,262	91.9	31,617	5.4	4.78
International	32	5,572,260	99.2	41,812	7.1	7.56
Total/Weighted Average	962	100,551,716	95.5 %	$ 587,085	100.0 %	$ 6.12

(1) Annualized base rent for leases denominated in foreign currencies is translated using the currency exchange rate at December 31, 2005.
(2) Includes all consolidated and unconsolidated industrial operating properties on a 100% basis. Excludes retail and other properties' square feet of 0.3 million and 1.3 million square feet of industrial properties representing the IAT portfolio.

10

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call CONSOLIDATED INDUSTRIAL LEASE EXPIRATIONS (1) As of December 31, 2005 (dollars in thousands) % of Square Annualized Annualized Feet Base Rent (2) Base Rent 2006 14,814,362 $89,922 16.2% 2007 14,245,738 83,898 15.1% 2008 14,095,709 84,259 15.2% 2009 11,726,525 70,944 12.8% 2010 10,368,286 77,179 13.9% 2011 6,097,520 43,935 7.9% 2012 3,983,288 35,548 6.4% 2013 1,397,167 14,630 2.6% 2014 3,508,245 24,318 4.4% 2015 and beyond 3,943,343 31,404 5.5% Total 84,180,183 $556,037 100.0% (1) Schedule includes spaces that expire on or after December 31, 2005. Schedule also includes leases in month-to-month and hold-over status totaling 3.7 million square feet. (2) Calculated as monthly rent at expiration multiplied by 12. Non-U.S. Dollar projects are converted to U.S. Dollars using the budgeted exchange rate at expiration. 11

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

TOP 25 CUSTOMERS
As of December 31, 2005
(dollars in thousands)

Customer Name [1]	Number of Leases	Aggregate Rentable Square Feet	Percentage of Aggregate Leased Square Feet [2]	Annualized Base Rent [3]	Percentage of Aggregate Annualized Base Rent [4]
United States Government [5] [6]	49	1,118,282	1.3%	$ 19,576	3.7%
FedEx Corporation	27	1,359,559	1.5%	14,130	2.7%
Deutsche Post World Net	44	1,727,890	2.0%	13,753	2.6%
Harmonic Inc.	4	285,480	0.3%	6,674	1.3%
City and County of San Francisco	1	559,605	0.6%	5,714	1.1%
La Poste	2	854,427	1.0%	5,424	1.0%
Expeditors International	7	1,041,773	1.2%	5,115	1.0%
Worldwide Flight Services	12	318,959	0.4%	3,870	0.7%
UPS	13	549,994	0.6%	3,812	0.7%
International Paper Company	6	473,399	0.5%	3,800	0.7%
Panalpina, Inc.	7	572,935	0.7%	3,542	0.7%
Forward Air Corporation	8	475,954	0.5%	3,416	0.6%
Nippon Express USA	5	429,040	0.5%	3,361	0.6%
Ahold NV	5	644,571	0.7%	2,837	0.5%
Elmhult Limited Partnership	5	760,253	0.9%	2,686	0.5%
Virco Manufacturing Corporation	1	559,000	0.6%	2,566	0.5%
BAX Global Inc	7	169,531	0.2%	2,561	0.5%
Aeroground Inc.	6	201,367	0.2%	2,555	0.5%
United Air Lines Inc	5	118,825	0.1%	2,456	0.5%
Applied Materials, Inc.	1	290,557	0.3%	2,277	0.4%
Iron Mountain Information Management	9	442,041	0.5%	2,126	0.4%
Kintetsu World Express	5	167,027	0.2%	2,112	0.4%
Eagle Global Logistics, L.P.,	7	350,563	0.4%	2,071	0.4%
FMI International	1	315,000	0.4%	2,068	0.4%
United Liquors, Ltd.	1	440,000	0.5%	2,057	0.4%
Total		14,226,032	16.2%	$ 120,559	22.8%

(1) Customer(s) may be a subsidiary of or an entity affiliated with the named customer. The Company also holds a lease at our Park One property adjacent to LAX with an ABR of $7,217, which is not included.
(2) Computed as aggregate leased square feet divided by the aggregate leased square feet of the industrial, retail and other properties.
(3) See Reporting Definitions.
(4) Computed as aggregate annualized base rent divided by the aggregate annualized base rent of the industrial, retail and other properties.
(5) Apron rental amounts (but not square footage) are included.
(6) United States Government includes the United States Postal Service (USPS), United States Customs, United States Department of Agriculture (USDA) and various other U.S. governmental agencies.

12

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call CONSOLIDATED HISTORICAL INDUSTRIAL OPERATING AND LEASING STATISTICS Total Market Square Footage (Annual) Occupancy Percentage (Quarterly) Tenant Retention (Annual) Same Store NOI % Change (Annual) 13

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call ACQUISITIONS For the Quarter ended December 31, 2005 (dollars in thousands) AMB’s Number of Square Month of Acquisition Ownership Property Name Location Buildings Feet Acquisition Cost Percentage Property Acquisitions AMB Alliance Fund III 1. AMB Broadmoor Distribution Chelsea, MA 1 57,800 October $8,369 20% 2. AMB Glendale Lakes Distribution Center Glendale Heights, IL 2 126,354 November 10,662 20% 3. AMB Line Haul Distribution Center Rancho Cucamonga, CA 2 25,903 December 8,439 20% 4. AMB Lunar Pointe Distribution Eagan, MN 1 116,951 December 7,925 20% 5. AMB Pinewood Distribution Norwood, MA 1 345,026 October 23,619 20% 6. Techridge Bldg 4.2 Austin, TX 1 242,579 December 14,336 15% Subtotal 8 914,613 73,350 AMB-AMS 7. AMB Triton Distribution Center La Mirada, CA 1 203,850 November 15,341 39% AMB — SGP Mexico 8. Arrayanes Industrial Park Guadalajara, Mexico 1 242,306 October 10,642 20% AMB Property Corporation 9. AMB DFW Air Cargo Center I (2) Dallas, TX 1 232,873 December 38,250 100% 10. AMB Juiting Distribution Center I Shanghai, China 1 151,749 November 7,043 100% 11. AMB Port of Hamburg Bldg 5 Hamburg, Germany 1 200,510 December 10,545 100% 12. AMB Port of Hamburg Bldgs 2&3 Hamburg, Germany 2 197,453 December 23,673 94% Subtotal 5 782,585 79,511 Total Fourth Quarter Property Acquisitions 15 2,143,354 $178,844 (1) 56% Weighted Average Stabilized Cap Rate GAAP/Cash 7.6%/7.3% Total Year-to-Date Property Acquisitions 41 6,893,820 $555,033 49% Weighted Average Stabilized Cap Rate GAAP/Cash 7.4%/7.1% Other Acquisitions None n/a n/a n/a n/a Total Fourth Quarter Other Acquisitions n/a n/a n/a n/a Total Year-to-Date Other Acquisitions — - $48,635 41% Total Year-to-Date Acquisitions $603,668 48% (1) Represents the total expected investment, including closing costs and estimated acquisition capital of $2.8 million. (2) The Company received a distribution of AMB DFW Air Cargo Center I as a portion of its proceeds from the sale of the assets of AMB Institutional Alliance Fund I. 14

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call OPERATING PROPERTY DISPOSITIONS For the Quarter ended December 31, 2005 (dollars in thousands) Number of AMB’s Buildings Square Month of Disposition Ownership Property Name Location or Centers Feet Disposition Price Percentage 1. Edenvale Business Center Eden Prairie, MN 1 85,857 November $5,100 100% 2. Dilworth Dallas, TX 1 163,369 November 5,065 100% 3. Portland Industrial Portfolio Portland, OR 5 676,104 November 45,918 100% 4. AMB Core Markets (Alliance Fund I) (1) Various 100 5,829,117 December 618,450 21% Total Fourth Quarter Dispositions 107 6,754,447 $674,533 28% Weighted Average Stabilized Cash Cap Rate 6.2% Total Year-to-Date Dispositions 143 9,253,413 $926,582 42% Weighted Average Stabilized Cash Cap Rate 6.6% (1) The sale of the assets of AMB Institutional Alliance Fund I includes the distribution of AMB DFW Air Cargo Center I, valued at approximately $38.25 million, to the Company and the separate transfer of certain other assets, valued at approximately $9.5 million, to a third-party. 15

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call CONTRIBUTIONS TO PRIVATE CAPITAL JOINT VENTURES For the Quarter ended December 31, 2005 (dollars in thousands) AMB’s Retained Number of Square Contribution Ownership Property Contributions Location Buildings Feet Value Percentage None n/a n/a n/a n/a n/a Total Fourth Quarter Property Contributions — — $- n/a Weighted Average Stabilized Cash Cap Rate Total Year-to-Date Property Contributions 7 1,306,858 $130,500 20% Weighted Average Stabilized Cash Cap Rate 7.5% 16

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

NEW DEVELOPMENT & RENOVATION PROJECTS
For the Quarter ended December 31, 2005
(dollars in thousands)

Projects	Location	Developer	Estimated Stabilization	Estimated Square Feet	Estimated Total Investment [1]	AMB's Ownership Percentage
1. AMB Kashiwa DC-1	Kashiwa, Japan	AMB Blackpine	Q4 06	221,477	$ 23,900	100%
2. AMB Horizon Creek - Bldg 300	Atlanta, GA	Seefried Properties	Q2 07	190,923	9,000	100%
3. Agave - Bldg 2	Mexico City, Mexico	G. Acción	Q2 07	259,473	14,800	98%
4. AMB Douglassingel Distribution Center	Amsterdam, Netherlands	Austin	Q3 07	148,994	20,200	100%
5. AMB DFW Logistics Center 1	Dallas, TX	AMB	Q3 07	113,640	5,400	100%
6. AMB Des Plaines Logistics Center	Des Plaines, IL	AMB	Q3 07	125,080	12,400	100%
7. AMB Port of Hamburg 1	Hamburg, Germany	BUSS Ports + Logistics	Q3 07	403,862	33,100	94%
8. Civic Center Corporate Park	Torrance, CA	AMB	Q4 07	161,785	25,900	100%
9. AMB Valley Distribution Center	Auburn , WA	AMB	Q1 08	766,245	42,700	100%
Total Fourth Quarter New Projects				2,391,479	$ 187,400	99%
Weighted Average Estimated Stabilized Yield [2]					7.6%	
Total Year-to-Date New Projects				6,955,771	$ 522,400	95%
Weighted Average Estimated Stabilized Yield [2]					7.9%	

[1] Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at December 31, 2005.

[2] Yields exclude value-added conversion projects and are calculated on an after tax basis for international projects. See Reporting Definitions.

17

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call DEVELOPMENT & RENOVATION PROJECTS IN PROCESS As of December 31, 2005 (dollars in thousands) Estimated Estimated AMB’s Estimated Square Feet Total Ownership Projects Location Developer Stabilization at Stabilization Investment (1) Percentage 2006 Deliveries 1. AMB BRU Air Cargo Center Brussels, Belgium AMB Q1 100,212 $11,600 100% 2. AMB West O’Hare - Bldg 1 El Grove, Village, IL AMB Q1 189,240 15,700 20% 3. AMB West O’Hare — Bldg 2 El Grove, Village, IL AMB Q1 119,808 9,300 20% 4. Narita Air Cargo 1 — Phase 1 Bldg A Tokyo, Japan AMB Blackpine Q1 107,966 11,000 100% 5. Narita Air Cargo 1 — Phase 1 Bldg B Tokyo, Japan AMB Blackpine Q1 564,207 57,500 100% 6. Highway 17 — 50 Broad Street Carlstadt, NJ AMB Q1 120,000 9,100 100% 7. Monarch Commerce Center — Bldg 1 Miramar, FL AMB Q2 71,903 5,600 100% 8. Monarch Commerce Center — Bldg 2 Miramar, FL AMB Q2 32,152 2,400 100% 9. Monarch Commerce Center — Bldg 3 Miramar, FL AMB Q2 37,447 2,800 100% 10. Dulles Commerce Center — Bldg 150 Dulles, VA Seefried Properties Q2 72,600 6,300 20% 11. Dulles Commerce Center — Bldg 200 Dulles, VA Seefried Properties Q2 97,232 7,500 20% 12. AMB Horizon Creek — Bldg 400 Atlanta, GA Seefried Properties Q2 204,256 9,100 100% 13. AMB Ohta Distribution Center Tokyo, Japan AMB Blackpine Q2 789,965 173,300 100% 14. Singapore Airport Logistics Center — Bldg 2 (4) Changi, Airport, Singapore Boustead Projects PTE Q2 254,267 12,000 50% 15. AMB Amagasaki Distribution Center Osaka, Japan AMB Blackpine Q2 973,029 94,100 100% 16. AMB Layline Distribution Center (3) Torrance, CA AMB Q2 298,000 29,000 100% 17. AMB Redlands — Parcel 1 Redlands, CA AMB Q2 699,350 24,800 100% 18. Nash Logistics Center (4) El Segundo, CA IAC Q2 75,000 12,500 50% 19. Spinnaker Logistics (3) Redondo Beach, CA IAC Q2 279,431 30,900 39% 20. Beacon Lakes — Bldg 6 Miami, FL Codina Q3 206,464 12,300 79% 21. Northfield Bldg 700 Dallas, TX Seefried Properties Q3 108,640 6,300 20% 22. Agave — Bldg 4 Mexico City, Mexico G. Accion Q3 217,514 13,600 98% 23. AMB Fokker Logistics Center 1 Amsterdam, Netherlands Delta Group Q3 236,238 27,100 100% 24. AMB Annagem Distribution Centre Toronto, Canada AMB Q4 194,330 12,800 100% 25. AMB Milton 401 Business Park — Bldg 1 Toronto, Canada AMB Q4 373,245 19,300 100% 26. Beacon Lakes — Bldg 10 Miami, FL Codina Q4 192,476 11,500 79% 27. Beacon Lakes Village — Phase 1 Bldg 2E Miami, FL Codina Q4 52,918 5,700 79% 28. Platinum Triangle Land (6) Anaheim, CA AMB Q4 — 33,200 100% 29. AMB Kashiwa DC-1 Kashiwa, Japan AMB Blackpine Q4 221,477 23,900 100% 30. Highway 17 — 55 Madison Street Carlstadt, NJ AMB Q4 150,446 12,000 100% Total 2006 Deliveries 7,039,813 $702,200 90% Leased or Under Contract For Sale/Funded-to-date 50% $592,100 (2) Weighted Average Estimated Stabilized Yield (5) 7.6% Continued on next page (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Excludes 1,307 acres of land held for future development or sale (representing a potential 24.3 million square feet) totaling $349.5 million, including acquisition and carry costs. Non-US Dollar investments are translated to US Dollars using the exchange rate at December 31, 2005. (2) AMB’s share of amounts funded to date for 2006, 2007 and 2008 deliveries was $527.2 million, $51.4 million and $23.7 million, respectively, for a total of $602.3 million. (3) Represents a renovation project. See Reporting Definitions. (4) Represents projects in unconsolidated join t ventures. (5) Yields exclude value-added conversion projects and are calculated on an after tax basis for international projects. See Reporting Definitions. (6) Represents a value-added conversion project. See Reporting Definitions. 18

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call DEVELOPMENT & RENOVATION PROJECTS IN PROCESS As of December 31, 2005 (dollars in thousands) (continued) Estimated Estimated AMB’s Estimated Square Feet Total Ownership Projects Location Developer Stabilization at Stabilization Investment (1) Percentage 2007 Deliveries 31. AMB Pearson Logistics Centre 1-Bldg 200 Toronto, Canada AMB Q1 205,518 $14,400 100% 32. AMB Isle d’Abeau Logistics — Bldg C Lyon, France GEPRIM Q1 277,817 18,900 100% 33. AMB Turnberry Distribution VI Roselle, IL AMB Q1 179,400 10,400 20% 34. AMB Frankfurt Logistics Center 556 - Phase II Frankfurt, Germany AMB Q1 102,031 13,400 100% 35. AMB Pearson Logistics Centre — Bldg 100 Toronto, Canada AMB Q2 446,338 28,000 100% 36. AMB Horizon Creek — Bldg 300 Atlanta, GA Seefried Properties Q2 190,923 9,000 100% 37. AMB Gonesse Distribution Center Gonesse, France GEPRIM Q2 590,088 50,000 100% 38. Agave — Bldg 2 Mexico City, Mexico G. Accion Q2 259,473 14,800 98% 39. AMB Douglassingel Distribution Center Amsterdam, Netherlands Austin Q3 148,994 20,200 100% 40. AMB Fokker Logistics Center 2 — Bldg 1 Amsterdam, Netherlands Delta Group Q3 118,375 14,400 100% 41. AMB DFW Logistics Center 1 Dallas, TX AMB Q3 113,640 5,400 100% 42. AMB Des Plaines Logistics Center Des Plaines, IL AMB Q3 125,080 12,400 100% 43. AMB Port of Hamburg 1 Hamburg, Germany BUSS Ports + Logistics Q3 403,862 32,900 94% 44. Civic Center Corporate Park Torrance, CA AMB Q4 161,785 25,900 100% Total 2007 Deliveries 3,323,324 $270,100 96% Leased or Under Contract For Sale/Funded-to-date 0% $56,700 (2) Weighted Average Estimated Stabilized Yield (3) 7.9% 2008 Deliveries 45. AMB Valley Distribution Center Auburn , WA AMB Q1 766,245 $42,700 100% 46. AMB Barajas Logistics Park Madrid, Spain Codina Torimbia Q1 452,841 32,500 80% 47. AMB Fokker Logistics Center 3 Amsterdam, Netherlands Delta Group Q1 313,229 38,900 50% Total 2008 Deliveries 1,532,315 $114,100 77% Leased or Under Contract For Sale/Funded-to-date 0% $32,600 (2) Weighted Average Estimated Stabilized Yield (3) 8.1% Total Scheduled Deliveries 11,895,452 $1,086,400 90% Leased or Under Contract For Sale/Funded-to-date 30% $681,400 (2) Weighted Average Estimated Stabilized Yield (3) 7.7% (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Excludes 1,307 acres of land held for future development or sale (representing a potential 24.3 million square feet) totaling $349.5 million, including acquisition and carry costs. Non-US Dollar investments are translated to US Dollars using the exchange rate at December 31, 2005. (2) AMB’s share of amounts funded to date for 2006, 2007 and 2008 deliveries was $527.2 million, $51.4 million and $23.7 million, respectively, for a total of $602.3 million. (3) Yields exclude value-added conversion projects and are calculated on an after tax basis for international projects. See Reporting Definitions 19

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

STABILIZED DEVELOPMENT & RENOVATION PROJECTS
For the Quarter ended December 31, 2005
(dollars in thousands)

Projects Placed in Operations	Location	Developer	Square Feet	Total Investment [1]	AMB's Ownership Percentage
1. Fordyce Distribution Center [3]	Carson, CA	AMB	250,000	$ 17,600	20%
2. O'Hare Industrial - 701 Hilltop Drive	Itasca, IL	Hamilton Partners	60,810	3,000	100%
Total Fourth Quarter Placed in Operations			310,810	$ 20,600	32%
Leased/Weighted Average Stabilized Yield [4]			80%	8.1%	
Total Year-to-Date Placed in Operations			2,466,613	$ 137,900	38%
Leased/Weighted Average Stabilized Yield [4]			98%	8.7%	

Projects Placed in Available for Sale or Contribution [2]	Location	Developer	Square Feet	Total Investment [1]	AMB's Ownership Percentage
None	n/a	n/a	n/a	n/a	n/a
Total Fourth Quarter Available for Sale or Contribution			-	$ -	n/a
Total Year-to-Date Available for Sale or Contribution			1,819,550	$ 112,800	94%
Leased/Weighted Average Stabilized Yield [4]			97%	8.9%	

(1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-US Dollar investments are translated to US Dollars using the exchange rate at December 31, 2005.
(2) Represents projects where development activities have been completed and which the Company intends to sell or contribute within two years of completion.
(3) Represents a renovation project. See Reporting Definitions.
(4) Yields exclude value-added conversion projects and are calculated on an after tax basis for international projects. See Reporting Definitions.

20

AMB Property Corporation

SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

DEVELOPMENT PROJECTS AVAILABLE FOR SALE OR CONTRIBUTION AND SOLD OR CONTRIBUTED PROJECTS
As of December 31, 2005
(dollars in thousands)

Projects Available for Sale or Contribution [2]	Location	Estimated Square Feet at Completion	Estimated Total Investment [1]	AMB's Ownership Percentage
1. Encino Distribution Center	Mexico City, Mexico	580,669	$ 32,800	98%
Total Available for Sale or Contribution		580,669	$ 32,800	98%
Funded-to-date			$ 32,800 [3]	

Projects Sold or Contributed	Location	Square Feet	Gross Price	AMB's Ownership Percentage	AMB's Recognized Share of Net Cash Gain
1. Wilsonville Phase II	Wilsonville, OR	249,625	$ 19,882	100%	
2. Fisher Farms Land	Carol Stream, IL	n/a	15,100	100%	
3. MN Vacant Land	Minneapolis, MN	n/a	1,275	100%	
4. Interstate Crossdock [4]	Teterboro, NJ	616,992	69,500	100%	
5. Beacon Lakes - MDX Land [5]	Miami, FL	n/a	7,832	79%	
Total Fourth Quarter Sold or Contributed		866,617	$ 113,589	99%	$ 32,827
Total Year-to-Date Sold or Contributed		1,543,629	$ 207,715	92%	$ 49,016

(1) Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, carry and partner earnouts (if triggered by stabilization). The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at December 31, 2005.
(2) Represents projects where development activities have been completed and which the Company intends to sell or contribute within two years of construction completion.
(3) AMB's share of amounts funded to date was $32.1 million.
(4) Represents a renovation project. See Reporting Definitions.
(5) Represents the final proceeds from a land sale that occurred in the second quarter of 2004.

21

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

CAPITALIZATION SUMMARY
As of December 31, 2005
(dollars in thousands, except share price)

Year	AMB Secured Debt [1]	Joint Venture Debt [1]	Unsecured Senior debt Securities	Unsecured Debt	Credit Facilities [2]	Total Debt
2006	65,369	79,262	75,000	16,280	-	235,911
2007	12,680	58,124	75,000	752	422,602	569,158
2008	40,705	178,795	175,000	810	67,470	462,780
2009	5,264	120,551	100,000	873	-	226,688
2010	71,078	116,927	250,000	941	-	438,946
2011	21,573	357,207	75,000	1,014	-	454,794
2012	254,996	171,442	-	1,093	-	427,531
2013	14,773	196,894	-	920	-	212,587
2014	15,066	4,684	-	616	-	20,366
2015	1,951	61,653	100,000	664	-	164,268
Thereafter	19,004	32,544	125,000	-	-	176,548
Sub-total	522,459	1,378,083	975,000	23,963	490,072	3,389,577
Unamortized premiums	2,577	9,407	-	-	-	11,984
Total consolidated debt	525,036	1,387,490	975,000	23,963	490,072	3,401,561
AMB's share of unconsolidated JV Debt [3]	-	161,120	-	-	-	161,120
Total debt	525,036	1,548,610	975,000	23,963	490,072	3,562,681
JV partners' share of consolidated JV debt	-	(960,803)	-	-	-	(960,803)
AMB's share of total debt [6]	$ 525,036	$ 587,807	$ 975,000	$ 23,963	$ 490,072	$ 2,601,878
Weighted average interest rate	4.1%	6.3%	6.2%	8.2%	2.2%	5.3%
Weighted average maturity (in years)	5.8	5.7	5.2	3.1	1.6	4.9

Market Equity

Security	Shares	Price	Value
Common Stock	85,814,905	$ 49.17	$ 4,219,519
LP Units	4,396,525	49.17	216,177
Total	90,211,430		$ 4,435,696

Preferred Stock and Units [4]

Security	Dividend Rate	Liquidation Preference
Series D & E preferred units	7.75%	$ 90,789
Series F preferred units	7.95%	10,057
Series H preferred units	8.13%	42,000
Series I preferred units	8.00%	25,500
Series J preferred units	7.95%	40,000
Series K preferred units	7.95%	40,000
Series N preferred units [5]	5.00%	36,479
Series L preferred stock	6.50%	50,000
Series M preferred stock	6.75%	57,500
Series O preferred stock	7.00%	75,000
Weighted Average/Total	7.24%	$ 467,325

Capitalization Ratios

Total debt-to-total market capitalization [6]	42.1%
AMB's share of total debt-to-AMB's share of total market capitalization [6]	34.7%
Total debt plus preferred to total market capitalization [6]	47.6%
AMB's share of total debt plus preferred-to-AMB's share of total market capitalization [6]	40.9%

(1) AMB secured debt includes debt related to international assets in the amount of $383.0 million. Of this, $250.5 million is associated with assets located in Asia and the remaining $132.5 million is related to assets located in Europe.
(2) Represents three credit facilities with total capacity of approximately $897.2 million. Includes $173.1 million, $249.5 million and $67.5 million in Euro, Yen and Canadian dollar based borrowings, respectively, translated to US Dollars using the foreign exchange rates at December 31, 2005.
(3) The weighted average interest and maturity for the unconsolidated JV debt were 5.3% and 3.7 years, respectively.
(4) Exchangeable under certain circumstances by the unitholder and redeemable at the option of the Company after a specified non-call period, generally five years from issuance.
(5) The holders of the Series N Preferred Units exercised their put option on January 15, 2006 at a price equal to $50 per unit, plus all accrued and unpaid distributions.
(6) See Reporting Definitions for the Company's definitions of "total market capitalization," "AMB's share of total market capitalization," "market equity," and "preferred." See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool.

22

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

CO-INVESTMENT CONSOLIDATED JOINT VENTURES
As of December 31, 2005
(dollars in thousands)

Joint Ventures	AMB's Ownership Percentage	Number of Buildings	Square Feet [1]	Gross Book Value [2]	Property Debt	JV Partners' Share of Debt [3]
Co-Investment Operating Joint Ventures:						
AMB Erie [4]	50%	15	1,921,432	$ 99,722	$ 40,710	$ 20,354
AMB Partners II [6]	20%	105	8,618,386	557,461	285,668	229,017
AMB-SGP [7]	50%	74	8,287,007	436,713	239,944	119,666
AMB Institutional Alliance Fund II [5]	20%	70	7,964,444	498,161	245,056	193,486
AMB-AMS [8]	39%	32	1,891,934	115,852	49,159	30,130
AMB Institutional Alliance Fund III [9]	20%	57	7,219,725	743,322	421,290	333,156
Total Co-Investment Operating Joint Ventures	27%	353	35,902,928	2,451,231	1,281,827	925,809
Co-Investment Development Joint Ventures:						
AMB Partners II [6]	20%	4	478,880	34,654	6,016	4,765
AMB Institutional Alliance Fund II [5]	20%	1	108,640	9,332	-	-
AMB-AMS [8]	39%	1	279,431	30,155	13,984	8,597
AMB Institutional Alliance Fund III [9]	20%	1	179,400	6,312	-	-
Total Co-Investment Development Joint Ventures	27%	7	1,046,351	80,453	20,000	13,362
Total Co-Investment Consolidated Joint Ventures	27%	360	36,949,279	$ 2,531,684	$1,301,827	$ 939,171

				Partners' Share of		
Co-investment Joint Ventures	**Cash NOI [10]**	**Net Income**	**FFO**	**Cash NOI [10]**	**Net Income**	**FFO**
For the quarter ended December 31, 2005	$ 59,480	$ 262,221	$ 39,547	$ 42,798	$ 173,200	$ 27,349
For the twelve months ended December 31, 2005	$ 210,088	$ 350,626	$ 150,323	$ 154,807	$ 224,292	$ 107,810

(1) For development properties, this represents estimated square feet at completion of development for committed phases of development and renovation projects.
(2) Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land.
(3) JV partners' share of debt is defined as total debt less the Company's share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool.
(4) AMB Erie is a co-investment partnership formed in 1998 with the Erie Insurance Group.
(5) AMB Institutional Alliance Fund II is a co-investment partnership with institutional investors, which invest through a private REIT.
(6) AMB Partners II is a co-investment partnership formed in 2001 with the City and County of San Francisco Employees' Retirement System.
(7) AMB-SGP is a co-investment partnership formed in 2001 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation.
(8) AMB-AMS is a co-investment partnership with three Dutch pension funds advised by Mn Services NV.
(9) AMB Institutional Alliance Fund III is an open-ended co-investment partnership formed in 2004 with institutional investors, which invest through a private REIT.
(10) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool.

23

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call OTHER CONSOLIDATED JOINT VENTURES As of December 31, 2005 (dollars in thousands) AMB’s Gross JV Partners’ Ownership Square Book Property Share Properties Market Percentage Feet Value (1) Debt of Debt (2) Other Industrial Operating Joint Ventures Various 92% 2,956,762 $244,787 $42,688 $3,329 Other Industrial Development Joint Ventures Various 73% 1,834,483 133,903 42,975 18,303 Total Other Industrial Consolidated Joint Ventures 86% 4,791,245 $378,690 $85,663 $21,632 (1) Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land. (2) JV Partners’ Share of Debt is defined as total debt less the Company’s share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool. 24

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Fourth Quarter Earnings Conference Call

UNCONSOLIDATED JOINT VENTURES, MORTGAGE INVESTMENTS AND OTHER INVESTMENTS
As of December 31, 2005

(dollars in thousands)

Unconsolidated Joint Ventures	Market	Square Feet	AMB's Net Equity Investment	AMB's Ownership Percentage	AMB's Share of Debt (1)
Co-Investment Joint Ventures					
1. AMB-SGP Mexico (2)	Various, Mexico	1,892,407	$ 16,218	20%	$ 12,809
2. AMB Japan Fund I (3)	Various, Japan	1,201,698	10,112	20%	14,667
Total Co-Investment Joint Ventures		3,094,105	$ 26,330	20%	$ 27,476
Other Industrial Operating Joint Ventures		9,295,507	$ 41,520	52%	$ 91,847
Other Industrial Development Joint Ventures (4)		719,267	6,176	50%	12,125
Total Unconsolidated Joint Ventures		13,108,879	$ 74,026	40%	$ 131,448

Mortgage and Loan Investments	Market	Maturity	Mortgage Receivable (6)	Rate
1. Pier 1 (5)	SF Bay Area	May 2026	$ 12,821	13.0%
2. G.Accion	Various	November 2006	8,800	10.0%
			$ 21,621	

Other Investments	Market	Property Type	Net Investment	AMB's Ownership Percentage	AMB's Share of Debt (1)
1. Park One	Los Angeles	Parking Lot	$ 75,498	100%	$ -
2. G.Accion (7)	Various	Various	44,627	39%	29,672
3. IAT Air Cargo Facilities Income Fund (8)	Canada	Industrial	2,644	5%	-
			$ 122,769		$ 29,672

(1) See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool.
(2) AMB-SGP Mexico is a co-investment partnership formed in 2004 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation. Includes $7.3 million of shareholder loans outstanding at December 31, 2005 between the Company and the co-investment partnership.
(3) AMB Japan Fund I is a co-investment partnership formed in 2005 with institutional investors.
(4) Square feet for development joint ventures represents estimated square feet at completion of development project.
(5) AMB has a 0.1% unconsolidated equity interest (with a 33% economic interest) in this property and also has an option to purchase the remaining equity interest beginning January 1, 2007 and expiring December 31, 2009.
(6) The Company holds inter-company loans that it eliminates in consolidations.
(7) The Company has a 39% unconsolidated equity interest in G.Accion, a Mexican real estate company. G.Accion provides management and development services for industrial, retail, residential and office properties in Mexico.
(8) The Company has an approximate 5% equity interest in IAT Air Cargo Facilities Income Fund, a public Canadian real estate income trust.

25

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call REPORTING DEFINITIONS Acquisition/non-recurring capex includes immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard” or to stabilization. Also includes incremental building improvements and leasing costs that are incurred in an effort to substantially increase the revenue potential of an existing building. AMB’s share of total debt-to-AMB’s share of total book capitalization is calculated using the following definitions: AMB’s share of total debt is the pro rata portion of the total debt based on the Company’s percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. AMB’s share of total book capitalization is defined as the Company’s share of total debt plus minority interests to preferred unitholders and limited partnership unitholders plus stockholders’ equity. AMB’s share of total debt-to-AMB’s share of total market capitalization is calculated using the following definitions: AMB’s share of total debt is the pro rata portion of the total debt based on the Company’s percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. The Company’s definition of “total market capitalization” is total debt plus preferred equity liquidation preferences plus market equity. The Company’s definition of “AMB’s share of total market capitalization” is the Company’s share of total debt plus preferred equity liquidation preferences plus market equity. The Company’s definition of “market equity” is the total number of outstanding shares of the Company’s common stock and common limited partnership units multiplied by the closing price per share of its common stock as of December 31, 2005. AMB’s share of total market capitalization is defined by the Company as the Company’s share of total debt plus preferred equity liquidation preferences plus market equity. Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of a certain date, multiplied by 12. If free rent is granted, then the first positive rent value is used. Completion/Stabilization is generally defined as properties that are 90% leased or properties for which we have held a certificate of occupancy or building has been substantially complete for at least 12 months. Estimated stabilized yields on development and renovation projects are calculated from estimated annual NOI following occupancy stabilization divided by the estimated total investment, including Development Alliance Partner® earnouts (if triggered by stabilization) and associated carrying costs. Fixed charge coverage is adjusted EBITDA divided by total interest expense (including capitalized interest) plus preferred dividends and distributions. Interest coverage is adjusted EBITDA divided by total GAAP interest expense. Market equity is defined by the Company as the total number of outstanding shares of the Company’s common stock and common limited partnership units multiplied by the closing price per share of its common stock as of December 31, 2005. Occupancy percentage represents the percentage of total rentable square feet owned, which is leased, including month-to-month leases, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy. Percentage pre-leased represents the percentage of signed leases only. Preferred is defined by the Company, with respect to its capitalization ratios, as preferred equity liquidation preferences. Renovation projects represents projects where the acquired buildings are less than 75% leased and require significant capital expenditures (generally more than 10% — 25% of acquisition cost) to bring the buildings up to operating standards and stabilization (generally 90% occupancy). Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.” Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term. If free rent is granted, then the first positive full rent value is used as a point of comparison. The rental amounts exclude base stop amounts, holdover rent and premium rent charges. If either the previous or current lease terms are under 12 months, then they are excluded from this calculation. If the lease is the first in the unit (first generation) and there is no prior lease for comparison, then it is excluded from this calculation. Same store NOI growth is the change in the NOI (excluding straight-line rents) of the same store properties from the prior year reporting period to the current year reporting period. Same store properties include all properties that were owned as of the end of both the current and prior year reporting periods and excludes development properties for both the current and prior reporting periods. The same store pool is set annually and excludes properties purchased and developments stabilized after December 31, 2003. Same store pool includes Park One parking lot in Los Angeles, California. Second generation TIs and LCs per square foot are total tenant improvements, lease commissions and other leasing costs incurred during leasing of second generation space divided by the total square feet leased. Costs incurred prior to leasing available space are not included until such space is leased. Second generation space excludes newly developed square footage or square footage vacant at acquisition. Square feet owned represents 100% of the square footage of properties either owned directly by the Company or which the Company has a controlling interest in (e.g. consolidated joint ventures) and excludes square footage of development properties prior to completion. Stabilized GAAP cap rates rates are calculated as NOI, including straight-line rents, stabilized to market occupancy (generally 95%) divided by total acquisition cost. The total acquisition cost basis includes the initial purchase price, the effects of marking assumed debt to market, all due diligence and closing costs, SFAS 141 adjustments, planned immediate capital expenditures, leasing costs necessary to achieve stabilization and, if applicable, any estimated costs required to buy-out AMB’s joint venture partners. Tenant retention is the square footage of all leases renewed by existing tenants divided by the square footage of all expiring and renewed leases during the reporting period, excluding the square footage of tenants that default or buy-out prior to expiration of their lease, short-term tenants and the square footage of month-to-month leases. Total market capitalization is defined by the Company as total debt plus preferred equity liquidation preferences plus market equity. Value-added conversion project represents the repurposing of land or a building site for more valuable uses and may include such activities as rezoning, redesigning, reconstructing and retenanting. 26

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call SUPPLEMENTAL FINANCIAL MEASURES DISCLOSURES Adjusted EBITDA. The Company uses adjusted earnings before interest, tax, depreciation and amortization, or adjusted EBITDA, to measure both its operating performance and liquidity. The Company considers adjusted EBITDA to provide investors relevant and useful information because it permits fixed income investors to view income from its operations on an unleveraged basis before the effects of non-cash depreciation and amortization expense. By excluding interest expense, adjusted EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. The Company considers adjusted EBITDA to be a useful supplemental measure for reviewing its comparative performance with other companies because, by excluding non-cash depreciation expense, adjusted EBITDA can help the investing public compare the performance of a real estate company to that of companies in other industries. As a liquidity measure, the Company believes that adjusted EBITDA helps fixed income and equity investors to analyze its ability to meet debt service obligations and to make quarterly preferred share and unit distributions. Management uses adjusted EBITDA in the same manner as the Company expects investors to when measuring the Company’s operating performance and liquidity; specifically when assessing its operating performance, and comparing that performance to other companies, both in the real estate industry and in other industries, and when evaluating its ability to meet debt service obligations and to make quarterly preferred share and unit distributions. The Company believes investors should consider adjusted EBITDA, in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of the performance of its assets between periods and as against other companies. By excluding interest, taxes, depreciation and amortization when assessing the Company’s financial performance, an investor is assessing the earnings generated by the Company’s operations, but not taking into account the eliminated expenses incurred in connection with such operations. As a result, adjusted EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations. Adjusted EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for working capital, capital expenditures or contractual commitments. Adjusted EBITDA also does not reflect the cash required to make interest and principal payments on the Company’s outstanding debt. While adjusted EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company’s computation of adjusted EBITDA may not be comparable to EBITDA reported by other companies. Company’s share of total debt. The Company’s share of total debt is the pro rata portion of the total debt based on its percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. The Company believes that its share of total debt is a meaningful supplemental measure, which enables both management and investors to analyze its leverage and to compare its lev erage to that of other companies. In addition, it allows for a more meaningful comparison of its debt to that of other companies that do not consolidate their joint ventures. The Company’s share of total debt is not intended to reflect its actual liability should there be a default under any or all of such loans or a liquidation of the joint ventures. Interest coverage. The Company uses interest coverage to measure its liquidity. The Company considers interest coverage to provide investors relevant and useful information because it permits fixed income investors to measure the Company’s ability to meet its interest payments on outstanding debt. The Company’s computation of interest coverage may not be comparable to interest coverage reported by other companies. Fixed charge coverage. The Company uses fixed charge coverage to measure its liquidity. The Company considers fixed charge coverage to provide investors relevant and useful information because it permits fixed income investors to measure the Company’s ability to meet its interest payments on outstanding debt, make distributions to its preferred unitholders and pay dividends to its preferred shareholders. The Company’s computation of fixed charge coverage may not be comparable to fixed charge coverage reported by other companies. Funds From Operations (“FFO”). The Company believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, the Company considers funds from operations, or FFO, as defined by NAREIT, to be a useful supplemental measure of its operating performance. FFO is defined as net income, calculated in accordance with GAAP, less gains (or losses) from dispositions of real estate held for investment purposes and real estate-related depreciation, and adjustments to derive the Company’s pro rata share of FFO of consolidated and unconsolidated joint ventures. Further, the Company does not adjust FFO to eliminate the effects of non-recurring charges. The Company believes that FFO, as defined by NAREIT, is a meaningful supplemental measure of its operating performance because historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation and amortization expenses. However, since real estate values have historically risen or fallen with market and other conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. The Company believes that the use of FFO, combined with the required GAAP presentations, has been beneficial in improving the understanding of operating results of real estate investment trusts among the investing public and making comparisons of operating results among such companies more meaningful. The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help the investing public compare the operating performance of a company’s real estate between periods or as compared to other companies. While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flow from operations or net income as defined by GAAP and should not be considered as an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor is FFO necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company does. Net Operating Income (“NOI”). Net operating income is defined as rental revenue, including reimbursements, less property operating expenses, which excludes depreciation, amortization, general and administrative expenses and interest expense. The Company considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of the real estate portfolio. However, NOI should not be viewed as an alternative measure of financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, capital expenditures and leasing costs, or trends in development and construction activities that could materially impact results from operations. Further, NOI may not be comparable to that of other real estate investment trusts, as they may use different methodologies for calculating NOI. 27

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call AMB PROPERTY CORPORATION CONTACTS Contact Name Title Phone E-mail Address Hamid R. Moghadam Chairman & Chief Executive Officer (415) 733-9401 hmoghadam@amb.com W. Blake Baird President and Director (415) 733-9407 bbaird@amb.com Michael A. Coke EVP, Chief Financial Officer (415) 733-9405 mcoke@amb.com Bruce H. Freedman EVP, Real Estate Operations (617) 619-9301 bfreedman@amb.com Guy F. Jaquier EVP, President, Europe and Asia (415) 733-9406 gjaquier@amb.com Eugene F. Reilly EVP, President, North America (617) 619-9333 ereilly@amb.com John T. Roberts, Jr. EVP, President, AMB Capital Partners (415) 733-9408 jroberts@amb.com Margan S. Mitchell VP, Corporate Communications (415) 733-9477 mmitchell@amb.com Evaleen G. Andamo Director, Investor Relations (415) 733-9565 eandamo@amb.com Corporate Headquarters Other Principal Office Locations Investor Relations AMB Property Corporation Amsterdam Shanghai Tel: (877) 285-3111 (toll-free) Pier 1, Bay 1 Boston Singapore Fax: (415) 394-9001 San Francisco, CA 94111 Chicago Tokyo E-mail: ir@amb.com Tel: (415) 394-9000 Los Angeles Vancouver Website: www.amb.com Fax: (415) 394-9001 28

Some of the information included in this supplemental analyst package and the conference call to be held in connection therewith contains forward-looking statements, such as those related to development and renovation projects (including stabilization dates, square feet at stabilization or completion, and total investment amounts), lease expirations and future business plans (such as property divestitures and financings), which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, our failure to obtain necessary outside financing, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest properties we have contracted to sell or to timely reinvest proceeds from any divestitures, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in real estate and zoning laws, risks related to doing business internationally and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Risks” and elsewhere in our annual report on Form 10-K for the year ended December 31, 2005.